UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Annual Report October 31, 2008

EATON VANCE
TAX-
ADVANTAGED
GLOBAL
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Martha Locke, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

Economic and Market Conditions

•                  Global stock markets moved dramatically lower during the fiscal year ended October 31, 2008. After reaching record highs in October 2007, the major market indices began to decline at the end of 2007, as investors realized that the difficulties in subprime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks in the U.S. and Europe were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As global markets declined further, investor and consumer sentiment worsened. That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July and pinched consumers even more.

•                  The failure of Lehman Brothers in September and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. In late September, in an effort to jump-start lending, the U.S. Treasury department unveiled a controversial proposal to purchase troubled loans from banks and financial institutions. A revised version of the measure was approved by Congress, and similar plans were undertaken across Europe. A coordinated effort by the world’s central banks to inject liquidity into the global banking system followed. While those actions reassured many investors, volatility remained high as the one-year period drew to a close.

•                  For the year ended October 31, 2008, all ten sectors within the Russell 1000 Value Index(2) (the Index) registered negative returns. The consumer staples sector was the best performing sector, posting the smallest sector loss in the Index. All of the other sectors had declines exceeding 20%, with the most severe occurring in the information technology, financials and materials sectors. Market-leading industries during the year included biotechnology, tobacco and road & rail, which were among a handful of industries to post positive returns. In contrast, thrifts & mortgage finance, automobiles, internet & catalog retail and communications equipment were among the worst performing industries.

Management Discussion

•

The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “ETG.” For the year ended October 31, 2008, the Fund’s return at NAV underperformed that of the Index and the average return (at NAV) of the Lipper Global Funds (closed-end) classification, primarily as a result of the Fund’s holdings of preferred stocks, which declined severely with the bond market and are not included in the Index.(2) In addition, the Fund’s common stock returns were limited by its holdings in the utilities, materials and energy sectors. The Fund’s electric

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Total Return Performance 10/31/07 - 10/31/08

	NYSE Symbol	ETG
	At Net Asset Value (NAV)(1)	-50.33%
	At Share Price(1)	-52.78%
	Russell 1000 Value Index(2)	-36.80%
	Merrill Lynch Fixed Rate Preferred Stock Index(2)	-33.49%
	Lipper Global Funds Average (at NAV)(2)	-38.02%

	Premium/(Discount) to NAV	-14.23%
	Total Distributions per common share	$1.726
Distribution Rate(3)	At NAV	12.03%
	At Share Price	14.03%

See page 3 for more performance information.

(1)	Performance results reflect the effects of leverage.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)

The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

utility and multi-utility stocks lagged in the utilities sector, while its metals & mining stocks detracted in the materials sector due to selection and an overweighted position in this industry. In the energy sector, oil and gas investments were hit hard by the decline in energy prices in the final months of the fiscal year.

•                  With the financials sector suffering significant losses during the fiscal year, management maintained an underweighting relative to the Index, which contributed to the Fund’s relative positive performance for the year. In addition, stock selection in the financials sector made positive relative contributions, especially among insurance companies and diversified financial services, as selected Fund holdings outperformed their counterparts in the Index. In the consumer discretionary sector, the Fund’s investments in the hotel and restaurant industry outperformed, and underweighted positions in the media and automobiles industries were beneficial. The Fund was underweighted in the information technology sector, contributing positively to relative returns.

•                  Based on the Fund’s objective of providing a high level of after-tax total return, which consists primarily of tax- advantaged dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the year ended October 31, 2008. At October 31, 2008, the Fund had approximately 84% of total investments in common stocks and approximately 14% of total investments in preferred stocks.

•                  As mentioned, 14% of the Fund’s total investments was invested in preferred stocks, which have been affected by the mortgage debacle in the financial sector. Volatility dampened performance in credit markets throughout the period, as delinquencies in mortgage and related securities continued, leading to losses in the financial sector. These losses forced banks to raise capital, increased risk aversion and caused a dramatic contraction of liquidity across the financial system. Preferred stock prices fell significantly during the period, driving returns well into negative territory. The Fund’s preferred stock returns were negative as well and slightly lagged the performance of their benchmark — the Merrill Lynch Fixed Rate Preferred Stock Index, an unmanaged, broad-based index of preferred stocks.(1)

•                  The continued payment of the Fund’s monthly distributions reflected the continued use of the Fund’s dividend capture strategy, a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of dividend capture trading will be successful. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.

•                  Despite the volatile market conditions, most of the dividends paid by the Fund during the fiscal year ended October 31, 2008 were qualified dividends subject to federal income tax at a long-term capital gains rate (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.

•                  As of April 14, 2008, the Fund had redeemed all of its outstanding Auction Preferred Shares, representing 30,000 shares and $750,000,000 in liquidation preferences, through debt financing. At October 31, 2008, the Fund had debt leverage of $499,000,000 outstanding, representing approximately 31% of the Fund’s total assets. The cost to the Fund of the new debt leverage is expected, over time, to be lower than the total cost of the Auction Preferred Shares based on the maximum applicable dividend rates.(2)

•                  Effective July 1, 2008, Michael Mach was replaced as a Co-Portfolio Manager of the Fund by Martha Locke. Ms. Locke joined the Fund’s investment adviser, Eaton Vance Management, in 1997 and is a Vice President and equity analyst. Ms. Locke manages other Eaton Vance funds and is a member of the Equity Strategy Committee.

•                  As always, we thank you for your continued confidence and participation in the Fund.

(1)     It is not possible to invest directly in an Index.

(2)     Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and share price of the common shares). In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

FUND PERFORMANCE

Performance(1)

NYSE Symbol	ETG

Average Annual Total Returns (at share price, New York Stock Exchange)
One Year	-52.78%
Life of Fund (1/30/04)	-2.32

Average Annual Total Returns (at net asset value)
One Year	-50.33%
Life of Fund (1/30/04)	0.88

(1)     Performance results reflect the effects of leverage.

Fund Composition

Top Ten Common Stock Holdings(2)

By total investments

AT&T, Inc.	3.6%
E.ON AG	3.5
Scottish and Southern Energy PLC	3.0
Chevron Corp.	3.0
RWE AG	2.9
McDonald’s Corp.	2.9
GDF Suez	2.9
StatoilHydro ASA	2.8
Nestle SA	2.4
Novartis AG ADR	2.4

(2)     Top Ten Common Stock Holdings represented 29.4% of the Fund’s total investments as of 10/31/08. Excludes cash equivalents.

Sector Weightings(3)

By total investments

(3)     As a percentage of the Fund’s total investments as of 10/31/08. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks(1) — 123.5%
Security	Shares	Value
Beverages — 2.8%
Diageo PLC	2,000,000	$30,521,056
		$30,521,056
Commercial Banks — 5.0%
Bank of Nova Scotia	800,000	$26,832,000
BNP Paribas SA	387,005	27,942,263
		$54,774,263
Construction & Engineering — 0.6%
Bouygues SA	150,000	$6,387,043
		$6,387,043
Diversified Telecommunication Services — 13.7%
AT&T, Inc.	2,195,000	$58,760,150
BCE, Inc.	748,000	21,699,480
Deutsche Telekom AG	2,006,208	29,433,200
France Telecom SA	1,077,991	27,182,163
Verizon Communications, Inc.	446,324	13,242,433
		$150,317,426
Electric Utilities — 26.6%
E.ON AG	1,500,000	$56,212,249
Edison International	650,000	23,133,500
Entergy Corp.	450,000	35,122,500
Exelon Corp.	560,000	30,374,400
FPL Group, Inc.	700,000	33,068,000
RWE AG	575,000	47,139,050
Scottish and Southern Energy PLC	2,500,000	49,004,333
Southern Co. (The)	500,000	17,170,000
		$291,224,032
Electrical Equipment — 3.4%
Cooper Industries, Ltd., Class A	450,000	$13,927,500
Emerson Electric Co.	700,000	22,911,000
		$36,838,500
Energy Equipment & Services — 2.4%
Diamond Offshore Drilling, Inc.	300,000	$26,640,000
		$26,640,000

Security	Shares	Value
Food Products — 5.1%
Kraft Foods, Inc., Class A	588,220	$17,140,731
Nestle SA	1,000,000	38,886,992
		$56,027,723
Gas Utilities — 4.2%
GDF Suez	1,033,159	$45,989,679
		$45,989,679
Health Care Equipment & Supplies — 1.2%
Boston Scientific Corp.(2)	1,500,000	$13,545,000
		$13,545,000
Hotels, Restaurants & Leisure — 6.9%
Compass Group PLC	6,219,671	$28,922,038
McDonald's Corp.	800,000	46,344,000
		$75,266,038
Household Durables — 0.8%
Stanley Works	250,000	$8,185,000
		$8,185,000
Insurance — 6.8%
AON Corp.	400,000	$16,920,000
Chubb Corp.	699,478	36,246,950
Travelers Companies, Inc. (The)	494,985	21,061,612
		$74,228,562
Investment Companies — 0.1%
Reinet Investments SCA	95,821	$986,801
		$986,801
Machinery — 2.5%
Deere & Co.	700,000	$26,992,000
		$26,992,000
Media — 0.0%
Reed Elsevier PLC	1	$9
		$9

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Metals & Mining — 1.6%
Southern Copper Corp.	1,200,000	$17,472,000
		$17,472,000
Multi-Utilities — 0.7%
United Utilities Group PLC	673,355	$7,603,532
		$7,603,532
Oil, Gas & Consumable Fuels — 16.6%
BP PLC ADR	400,000	$19,880,000
Cairn Energy PLC(2)	200,000	5,181,530
Chevron Corp.	650,000	48,490,000
Marathon Oil Corp.	1,100,000	32,010,000
StatoilHydro ASA	2,200,000	44,249,962
Total SA ADR	580,000	32,155,200
		$181,966,692
Pharmaceuticals — 9.5%
Merck & Co., Inc.	700,000	$21,665,000
Novartis AG ADR	745,596	38,017,940
Pfizer, Inc.	900,000	15,939,000
Schering-Plough Corp.	801,695	11,616,561
Wyeth	500,000	16,090,000
		$103,328,501
Real Estate Investment Trusts (REITs) — 4.5%
AvalonBay Communities, Inc.	200,000	$14,204,000
Boston Properties, Inc.	251,440	17,822,067
Simon Property Group, Inc.	260,000	17,427,800
		$49,453,867
Textiles, Apparel & Luxury Goods — 1.3%
Compagnie Financiere Richemont AG, Class A	700,000	$14,715,875
		$14,715,875
Tobacco — 6.5%
Altria Group, Inc.	850,000	$16,311,500
British American Tobacco PLC	427,940	11,754,545
Imperial Tobacco Group PLC	200,000	5,360,309
Philip Morris International, Inc.	850,000	36,949,500
		$70,375,854

Security	Shares	Value
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	250,000	$7,272,500
		$7,272,500
Total Common Stocks (identified cost $1,191,539,584)		$1,350,111,953
Preferred Stocks — 20.8%
Security	Shares	Value
Commercial Banks — 12.2%
Abbey National Capital Trust I, 8.963%(3)	17,500	$13,780,567
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	3,300	2,064,562
Barclays Bank PLC, 8.55%(3)(4)	17,960	14,461,554
BBVA International SA Unipersonal, 5.919%(1)(3)	4,000	1,887,828
BNP Paribas, 7.195%(3)(4)	100	9,314,872
BNP Paribas Capital Trust, 9.003%(3)(4)	15,000	13,110,015
Credit Agricole SA/London, 6.637%(3)(4)	9,950	8,063,997
DB Capital Funding VIII, 6.375%(1)	65,580	1,051,903
DB Contingent Capital Trust II, 6.55%(1)	135,000	2,016,900
Den Norske Bank, 7.729%(3)(4)	5,000	4,300,465
First Tennessee Bank, 5.374%(3)(4)	5,275	1,722,617
HBOS PLC, 6.657%(3)(4)	18,000	8,435,826
HSBC Capital Funding LP, 9.547%(3)(4)	21,000	18,108,258
Landsbanki Islands HF, 7.431%(3)(4)(5)	14,850	222,750
National City Corp., Series F, 9.875%(1)(3)	89,085	1,866,331
Royal Bank of Scotland Group PLC, 7.64%(3)	100	6,363,652
Royal Bank of Scotland Group PLC, 9.118%	4,475	4,181,534
Santander Finance Unipersonal, 6.50%(1)	386,500	6,184,000
Standard Chartered PLC, 6.409%(3)(4)	100	5,405,905
UBS Preferred Funding Trust I, 8.622%(3)	15,000	11,235,705
		$133,779,241
Diversified Financial Services — 0.5%
CoBank, 11.00%	110,000	$5,572,325
		$5,572,325
Electric Utilities — 0.2%
Georgia Power Co., 6.50%	20,000	$1,780,000
		$1,780,000

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food Products — 0.3%
Dairy Farmers of America, 7.875%(4)	75,230	$3,883,749
		$3,883,749
Insurance — 6.9%
Aegon NV, 6.375%(1)	470,000	$4,700,000
Arch Capital Group, Ltd., Series A, 8.00%(1)	77,000	1,474,550
Arch Capital Group, Ltd., Series B, 7.875%(1)	11,000	198,660
AXA SA, 6.379%(3)(4)	2,500	1,332,103
AXA SA, 6.463%(3)(4)	21,675	12,450,814
Endurance Specialty Holdings, Ltd., 7.75%(1)	246,200	3,875,188
ING Capital Funding Trust III, 8.439%(3)	21,300	17,195,085
ING Groep NV, 8.50%(1)	450,000	7,753,500
Prudential PLC, 6.50%	18,500	8,468,338
RenaissanceRe Holdings, Ltd., 6.08%(1)	257,500	3,638,475
RenaissanceRe Holdings, Ltd., 6.60%(1)	115,000	1,877,950
Zurich Regcaps Fund Trust VI, 4.245%(3)(4)	16,200	12,170,250
		$75,134,913
Oil, Gas & Consumable Fuels — 0.7%
Kinder Morgan GP, Inc., 8.33%(3)(4)	7,000	$7,567,000
		$7,567,000
Thrifts & Mortgage Finance — 0.0%
Indymac Bank FSB, 8.50%(4)(5)	400,000	$4,000
		$4,000
Total Preferred Stocks (identified cost $375,888,683)		$227,721,228
Short-Term Investments — 3.0%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(6)	$32,998	$32,997,727
Total Short-Term Investments (identified cost $32,997,727)		$32,997,727
Total Investments — 147.3% (identified cost $1,600,425,994)		$1,610,830,908
Other Assets, Less Liabilities — (47.3)%		$(517,365,264)
Net Assets — 100.0%		$1,093,465,644

ADR - American Depository Receipt

(1)  Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)  Non-income producing security.

(3)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $122,618,737 or 11.2% of the Fund's net assets.

(5)  Defaulted security.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	52.3%	$842,761,268
United Kingdom	13.1	211,897,873
France	10.6	170,818,134
Germany	8.2	132,784,499
Switzerland	5.7	91,620,807
Canada	3.5	55,803,980
Norway	3.0	48,550,427
Bermuda	1.6	24,992,323
Luxembourg	0.8	12,741,347
Netherlands	0.8	12,453,500
Spain	0.4	6,184,000
Iceland	0.0	222,750
	100.0%	$1,610,830,908

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,567,428,267)	$1,577,833,181
Affiliated investment, at value (identified cost, $32,997,727)	32,997,727
Receivable for investments sold	236,258
Dividends receivable	3,069,877
Interest receivable from affiliated investment	22,405
Tax reclaims receivable	2,467,837
Total assets	$1,616,627,285
Liabilities
Notes payable	$499,000,000
Payable for investments purchased	22,631,690
Payable to affiliate for investment adviser fee	907,915
Payable to affiliate for Trustees' fees	4,160
Accrued expenses	617,876
Total liabilities	$523,161,641
Net Assets	$1,093,465,644
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 76,265,526 shares issued and outstanding	$762,655
Additional paid-in capital	1,447,052,689
Accumulated net realized loss (computed on the basis of identified cost)	(392,772,561)
Accumulated undistributed net investment income	28,327,456
Net unrealized appreciation (computed on the basis of identified cost)	10,095,405
Net Assets	$1,093,465,644
Net Asset Value
($1,093,465,644 ÷ 76,265,526 common shares issued and outstanding)	$14.34

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Dividends (net of foreign taxes, $14,495,191)	$208,531,664
Interest	90
Interest income allocated from affiliated investment	495,419
Expenses allocated from affiliated investment	(77,411)
Total investment income	$208,949,762
Expenses
Investment adviser fee	$22,330,511
Trustees' fees and expenses	44,345
Interest expense and fees	12,459,488
Custodian fee	1,149,506
Printing and postage	517,322
Preferred shares service fee	389,268
Legal and accounting services	170,295
Transfer and dividend disbursing agent fees	33,843
Miscellaneous	137,294
Total expenses	$37,231,872
Deduct — Reduction of investment adviser fee	$5,218,233
Reduction of custodian fee	369
Total expense reductions	$5,218,602
Net expenses	$32,013,270
Net investment income	$176,936,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(289,742,727)
Foreign currency transactions	(2,323,149)
Net realized loss	$(292,065,876)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,036,513,372)
Foreign currency	(520,745)
Net change in unrealized appreciation (depreciation)	$(1,037,034,117)
Net realized and unrealized loss	$(1,329,099,993)
Distributions to preferred shareholders from net investment income	$(15,517,433)
Net decrease in net assets from operations	$(1,167,680,934)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$176,936,492	$160,279,168
Net realized loss from investment and foreign currency transactions	(292,065,876)	(7,266,794)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(1,037,034,117)	401,004,467
Distributions to preferred shareholders from net investment income	(15,517,433)	(35,707,823)
Net increase (decrease) in net assets from operations	$(1,167,680,934)	$518,309,018
Distributions to common shareholders — From net investment income	$(131,603,793)	$(124,434,834)
Total distributions to common shareholders	$(131,603,793)	$(124,434,834)
Net increase (decrease) in net assets	$(1,299,284,727)	$393,874,184
Net Assets Applicable to Common Shares
At beginning of year	$2,392,750,371	$1,998,876,187
At end of year	$1,093,465,644	$2,392,750,371
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$28,327,456	$6,975,954

Statement of Cash Flows

Cash Flows From Operating Activities	For the Year Ended October 31, 2008
Net decrease in net assets from operations	$(1,167,680,934)
Distributions to preferred shareholders	15,517,433
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(1,152,163,501)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(2,155,178,163)
Investments sold	2,386,127,965
Increase in short-term investments, net	(31,711,196)
Decrease in dividends receivable	1,936,981
Decrease in interest receivable from affiliated investment	202,089
Decrease in receivable for investments sold	9,350,575
Decrease in prepaid expenses	32,084
Decrease in tax reclaims receivable	480,981
Increase in payable for investments purchased	12,924,260
Decrease in payable for preferred shares service fee	(279,816)
Decrease in payable to affiliate for investment adviser fee	(778,936)
Increase in payable to affiliate for Trustees' fees	1,191
Decrease in accrued expenses	(24,131)
Net change in unrealized (appreciation) depreciation on investments	1,036,513,372
Net realized (gain) loss on investments	290,935,998
Net cash provided by operating activities	$398,369,753
Cash Flows From Financing Activities
Cash distributions paid to common shareholders, net of reinvestments	$(131,603,793)
Liquidation of auction preferred shares	(750,000,000)
Distributions to preferred shareholders	(15,765,960)
Proceeds from notes payable	750,000,000
Repayment of notes payable	(251,000,000)
Net cash used in financing activities	$(398,369,753)
Net change in cash	$—
Cash at beginning of year	$—
Cash at end of year	$—
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$12,372,238

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,		Period Ended		Year Ended	Period Ended
	2008	2007	October 31, 2006(3)		December 31, 2005	December 31, 2004(1)
Net asset value — Beginning of period (Common shares)	$31.370	$26.210	$22.170		$21.680	$19.100	(2)
Income (loss) from operations
Net investment income(4)	$2.320	$2.102	$1.635		$1.624	$1.544
Net realized and unrealized gain (loss)	(17.421)	5.158	3.868		0.482	2.622
Distributions to preferred shareholders from net investment income	(0.203)	(0.468)	(0.365)		(0.310)	(0.122)
Total income (loss) from operations	$(15.304)	$6.792	$5.138		$1.796	$4.044
Less distributions to common shareholders
From net investment income	$(1.726)	$(1.632)	$(1.098)		$(1.308)	$(1.345)
Total distributions to common shareholders	$(1.726)	$(1.632)	$(1.098)		$(1.308)	$(1.345)
Preferred and Common shares offering costs charged to paid-in capital(4)	$—	$—	$—		$0.002	$(0.020)
Preferred shares underwriting discounts(4)	$—	$—	$—		$—	$(0.099)
Net asset value — End of period (Common shares)	$14.340	$31.370	$26.210		$22.170	$21.680
Market value — End of period (Common shares)	$12.300	$28.300	$24.690		$20.560	$19.790
Total Investment Return on Net Asset Value(5)	(50.33)%	27.22%	24.73	%(12)	9.68%	20.63	%(6)(12)
Total Investment Return on Market Value(5)	(52.78)%	21.83%	26.70	%(12)	11.43%	10.11	%(6)(12)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,			Period Ended		Year Ended	Period Ended
	2008		2007	October 31, 2006(3)		December 31, 2005	December 31, 2004(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$1,093,466		$2,392,750	$1,998,876		$1,690,612	$1,653,815
Ratios (As a percentage of average net assets applicable to common shares):(7)
Expenses before custodian fee reduction excluding interest and fees(8)	1.03%		1.04%	1.10	%(9)	1.15%	1.08	%(9)
Interest and fee expense(14)	0.65%		—	—		—	—
Total expenses before custodian fee reduction(8)	1.68%		1.04%	1.10	%(9)	1.15%	1.08	%(9)
Net investment income	9.25%		7.30%	8.14	%(9)	7.38%	8.63	%(9)
Portfolio Turnover	82%		35%	34%		97%	124	%(12)
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (As a percentage of average total net assets applicable to common shares plus preferred shares and borrowings):(7)
Expenses before custodian fee reduction excluding interest and fees(8)	0.75%		0.77%	0.78	%(9)	0.79%	0.77	%(9)
Interest and fee expense(14)	0.47%		—	—		—	—
Total expenses before custodian fee reduction(8)	1.22%		0.77%	0.78	%(9)	0.79%	0.77	%(9)
Net investment income	6.70%		5.44%	5.78	%(9)	5.10%	6.16	%(9)
Senior Securities: Total notes payable outstanding (in 000's)	$499,000		$—	$—		$—	$—
Asset coverage per $1,000 of notes payable(15)	$3,191		$—	$—		$—	$—
Total preferred shares outstanding	—	(13)	30,000	30,000		30,000	30,000
Asset coverage per preferred share(10)	$—	(13)	$104,767	$91,638		$81,359	$80,127
Involuntary liquidation preference per preferred share(11)	$—	(13)	$25,000	$25,000		$25,000	$25,000
Approximate market value per preferred share(11)	$—	(13)	$25,000	$25,000		$25,000	$25,000

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  For the ten-month period ended October 31, 2006. The Fund changed its fiscal year-end from December 31 to October 31.

(4)  Computed using average common shares outstanding.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)  Annualized.

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing the result by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  Not annualized.

(13)  At October 31, 2008, the Fund had no APS outstanding. See Note 2 to Notes to Financial Statements.

(14)  Interest expense relates to the notes payable incurred to redeem the Fund's APS. See Note 8 to Notes to Financial Statements.

(15)  Calculated by subtracting the Fund's total liabilities (not including the notes payable) from the Fund's total assets, and dividing the result by the notes payable balance in thousands.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $392,365,860, which will reduce its taxable income arising from future

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($52,539,884), October 31, 2013 ($19,953,734), October 31, 2014 ($31,368,172), October 31, 2015 ($4,901,953) and October 31, 2016 ($283,602,117).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Fund issued 4,000 Series A, 4,000 Series B, 4,000 Series C, 4,000 Series D, 4,000 Series E, 4,000 Series F and 6,000 Series G Auction Preferred Shares (APS) on April 12, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of paid-in capital of the common shares. Dividends on the APS, which accrued daily, were cumulative at rates which were reset weekly for Series A, Series B and Series C, approximately monthly for Series D and Series E, semi-annually for Series F and approximately bi-monthly for Series G. Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates were reset to the maximum applicable rate, which was the greater of 1) 125% of applicable LIBOR at the date of the auction or 2) applicable LIBOR at the date of the auction plus 1.25%. In March 2008, the Fund entered into a committed financing arrangement with a major financial institution (see Note 8), the proceeds from which were used to redeem in full each series of the Fund's APS at a liquidation price of $25,000 per share. Prior to redemption of the APS, the Fund paid an annual fee equivalent to 0.25% of the liquidation value of the APS to broker-dealers as a service fee. At October 31, 2008, the Fund had no APS outstanding.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders (after payment of any dividends on APS during periods when APS were outstanding). In addition, at least annually, the Fund intends to distribute all or substantially all of its net

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders were recorded daily and were payable at the end of each dividend period except for Series F and Series G APS, which paid accumulated dividends on the first business day of each month and on the day following the end of the dividend period. The amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized) and dividend rate ranges prior to the redemption of APS for the year ended October 31, 2008 were as follows:

Series	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
Series A	$1,883,720	4.48%	3.50% – 5.40%
Series B	1,961,107	4.63%	4.00% – 5.40%
Series C	1,978,117	4.58%	3.90% – 5.40%
Series D	2,080,342	4.76%	4.14% – 5.60%
Series E	2,189,987	4.86%	4.03% – 5.70%
Series F	2,153,320	5.18%	5.10%
Series G	3,270,840	5.25%	4.29% – 5.70%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$147,121,226	$160,142,657

During the year ended October 31, 2008, accumulated net realized loss was decreased by $8,463,764 and accumulated undistributed net investment income was decreased by $8,463,764 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$27,964,655
Capital loss carryforward	$(392,365,860)
Net unrealized appreciation	$10,051,505

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Prior to May 1, 2008, the fee was computed at an annual rate of 0.85% of the Fund's average daily gross assets. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The Fund entered into a fee reduction agreement with EVM pursuant to which, effective May 1, 2008 through April 30, 2009, the Fund's adviser fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.835% over $1.5 billion up to and including $3 billion, 0.82% over $3 billion up to and including $5 billion, and 0.805% on average daily gross assets over $5 billion, and is payable monthly. The agreement also provides for additional reductions in rates beginning May 1, 2009 on average daily gross assets over $1.5 billion. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the year ended October 31, 2008, the Fund's adviser fee totaled $22,405,813 of which $75,302 was allocated from Cash Management and $22,330,511 was paid or accrued directly by the Fund. For the year ended October 31, 2008, the Fund's adviser fee, including the portion allocated from Cash Management, was 0.85% of the Fund's average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average daily gross assets during the first five full years of the Fund's operations, 0.15% of the Fund's average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Any reimbursement is reduced by the effect of fee reductions in connection with the advisory fee reduction agreement. Pursuant to

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

this agreement, EVM waived $5,218,233 of its adviser fee for the year ended October 31, 2008.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the Terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,155,178,163 and $2,386,127,965, respectively, for the year ended October 31, 2008.

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended October 31, 2008 and October 31, 2007.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,600,469,894
Gross unrealized appreciation	$266,607,619
Gross unrealized depreciation	(256,246,605)
Net unrealized appreciation	$10,361,014

8  Committed Facility Agreement

Effective March 10, 2008, the Fund entered into a Committed Facility Agreement, as amended (the Agreement), with a major financial institution that allows it to borrow up to $750 million over a rolling 180 calendar day period. Interest is charged at a rate above 1-month LIBOR to January 1, 2009 and at a rate above 3-month LIBOR thereafter, and is payable monthly. Prior to October 16, 2008, interest was charged at a rate above LIBOR which was lower than the interest rate currently charged. The Fund also paid an arrangement fee of $975,000 which is included in interest expense in the Statement of Operations and effective October 16, 2008, is also charged a commitment fee of 0.25% per annum on the unused portion of the commitment to January 1, 2009 and 0.55% per annum thereafter. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2008, the Fund had borrowings under the Agreement of $499 million at an interest rate of 2.93%. For the period from April 1, 2008, the date of the initial draw on the Agreement, through October 31, 2008, the average borrowings under the Agreement and the average interest rate (annualized) were $695,337,850 and 2.81%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Advantaged
Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2008

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income. The Fund designates $149,863,944, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2008 ordinary income dividends, 26.1% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 29, 2008. The following action was taken by the shareholders:

Item 1: The election of Thomas E. Faust Jr., William H. Park and Heidi L. Steiger as Class II Trustees of the Fund for a three-year term expiring in 2011 and Benjamin C. Esty as Class I Trustee of the Fund for a term expiring in 2010.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	70,016,090	1,546,767
William H. Park	70,034,113	1,528,744
Heidi L. Steiger	70,009,060	1,553,798
Benjamin C. Esty	70,032,572	1,530,285

Eaton Vance Tax-Advantaged Global Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2008, our records indicate that there are 139 registered shareholders and approximately 69,080 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund. The Board also noted that, at its request, the Adviser had agreed to add fee breakpoints effective May 1, 2008.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund's advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee and Vice President	Trustee until 2011. 3 years. Trustee since 2007 and Vice President since 2004.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2009. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2009. 1 year. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2010. 3 years. Trustee since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Trustee until 2009. 3 years. Trustee since 2005; Chairman of the Board since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2003	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on September 15, 2008. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser and Administrator of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Global Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2051-12/08  CE-TAGDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2007 and October 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$77,200	$77,935

Audit-Related Fees(1)	$5,150	$0

Tax Fees(2)	$9,957	$10,310

All Other Fees(3)	$0	$1,890

Total	$92,307	$90,135

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

For the fiscal years ended October 31, 2007 and October 31, 2008, the registrant was billed $35,000 and $40,000, respectively, by D&T the principal accountant for the registrant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/07	10/31/08

Registrant	$15,107	$12,200

Eaton Vance(1)	$286,446	$317,301

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Aamer Khan, Martha G. Locke, Thomas H. Luster, Judith A. Saryan and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Khan and Luster, and Mmes. Locke and Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Khan has been with Eaton Vance since 2000 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Ms. Locke has been with Eaton Vance since 1997 and is a Vice President of EVM and BMR.  Mr. Luster has been with Eaton Vance since 1995 and is a Vice President of EVM and BMR. He is co-head of Eaton Vance’s Investment Grade Fixed Income Group.  Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Aamer Khan
Registered Investment Companies	5	$3,972.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Martha G. Locke
Registered Investment Companies	5	$2,477.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas H. Luster
Registered Investment Companies	5	$3,750.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$218.9	0	$0
Judith A. Saryan
Registered Investment Companies	7	$5,449.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Aamer Khan	None
Martha G. Locke	None
Thomas H. Luster	$10,001 - $50,000
Judith A. Saryan	None

Potential for Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  EVM has adopted several policies and procedures designed to address these potential conflicts including:  a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock.  EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees.  Compensation of EVM’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	December 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 15, 2008

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	December 15, 2008